Exhibit 99.1

Solo Brands, Inc. Raises Full-Year 2021 Revenue and EBITDA Guidance Ahead of Participation in ICR Conference

Grapevine, Texas, Jan. 10, 2022 /BusinessWire/ — Solo Brands, Inc (NYSE: DTC), (“Solo Brands” or the “Company”), a direct-to-consumer (DTC) platform for rapidly growing lifestyle brands, today announced updated guidance for fiscal 2021.

“We are thrilled about our anticipated fourth quarter results and, as a result, we are raising our full year 2021 revenue guidance to a range of $400 million to $402 million, well above the high-end of our previous guidance. We delivered tremendous growth and profitability in 2021 with triple-digit organic revenue growth reflecting strong consumer demand across brands despite unprecedented challenges and an uncertain environment. In addition, we added three unique and exciting brands that will aid in our mission to bring lasting memories to people across the world,” said Solo Brands CEO John Merris. “We expect to continue to generate strong organic revenue growth in the years ahead as we execute on our direct-to-consumer model.”

Q4 Guidance

•	Revenue is expected to be between $173 million to $175 million.

•	Adjusted EBITDA(1) is expected to be in the range of $43 million to $44 million.

2021 Guidance:

•	Revenue is now expected to be between $400 million to $402 million, versus the prior guidance of $344-$352 million.

•	Adjusted EBITDA(1) is now expected to be in the range of $120 million to $121 million. This compares to our previous guidance of $107 million to $109 million.

•

Pro-forma Revenue(1), assuming all brands were owned for the entirety of 2021, is preliminarily estimated to be approximately $482 million, an increase of approximately 130% over the previous year’s revenue.

•

For the Solo Stove brand, preliminary revenue results, based on organic growth for the year, are expected to be approximately $361 million, or approximately 170% growth year over year. All other lifestyle brands combined, based on organic growth for the year, are preliminarily expected to be approximately $121 million, or approximately 60% growth year over year.

ICR Conference

Solo Brands, Inc. will participate in the 24th Annual ICR Conference. John Merris, Chief Executive Officer and President, and Sam Simmons, Chief Financial Officer, are currently scheduled to present on Monday, January 10, 2022 at 11:00 a.m. Eastern Time.

The audio portion of the presentation will be webcast live over the internet and can be accessed on the Company’s Investor Relations website, https://investors.solobrands.com/. An online archive will be available on that site following the presentation.

About Solo Brands, Inc.

Solo Brands, headquartered in Grapevine, TX, is a DTC platform that offers innovative products which help consumers create lasting memories. Solo Brands is comprised of four unique and disruptive lifestyle brands – Solo Stove (www.solostove.com), Chubbies (www.chubbiesshorts.com), Oru Kayak (www.orukayak.com) and ISLE (www.islesurfandsup.com).

(1)

The Company has not provided a quantitative reconciliation of forecasted Adjusted EBITDA or Pro-forma Revenue to forecasted GAAP revenue or net income within this press release because the Company is unable, without making unreasonable efforts, to calculate certain reconciling items with confidence. These items include, but are not limited to, stock-based compensation with respect to future grants and forfeitures could materially affect the computation of forward-looking GAAP net income, are inherently uncertain and depend on various factors, some of which are outside of the Company’s control. For more information regarding the non-GAAP financial measures discussed in this press release, please see “Non-GAAP Financial Measures” below.”

Financial Disclosure Advisory

The Company reports its financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). The select preliminary, unaudited expectations described in this press release are estimates only and are subject to revision until the Company reports its full financial and business results for the quarter and year ended December 31, 2021. These estimates are not a comprehensive statement of the Company’s financial results for the fourth quarter and fiscal year ended December 31, 2021 and actual results may differ materially from these estimates as a result of the completion of year-end accounting procedures and adjustments, including the execution of the Company’s internal control over financial reporting, the completion of the preparation and audit of the Company’s financial statements and the subsequent occurrence or identification of events prior to the formal issuance of the audited financial statements for fiscal 2021. In addition, the preliminary, unaudited expectations described in this press release, including revenues should not be relied upon as an indicator of overall quarterly and year-end financial results, which depend on a variety of factors, including the cost of goods sold and operating expenses, among others.

Non-GAAP Financial Measures and Key Operating Metrics

In addition to the GAAP financial measures set forth in this press release, the Company has included non-GAAP financial measures within the meaning of Regulation G and Item 10(e) of Regulation S-K. The Company uses “adjusted EBITDA” and “pro-forma revenue” to provide useful supplemental measures that assist in evaluating our ability to generate earnings, provide consistency and comparability with our past financial performance and facilitate period-to-period comparisons of our core operating results as well as the results of our peer companies. The Company calculates “adjusted EBITDA” as net income adjusted to exclude: other income (loss), net; gain/loss on disposal of assets; provision for income taxes; depreciation and amortization expense; stock-based compensation and related expense; transaction costs; acquisition related costs; business expansion expense; and expenses related to non-ordinary course occurrences or disputes. The Company calculates annual “pro-forma revenue” as revenue adjusted to include the pre-acquisition revenue within the same year of all brands acquired in that given year.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding our anticipated full year fiscal 2021 results. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “forecasts,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: our ability to manage our future growth effectively; our ability to expand into additional markets; our ability to maintain and strengthen our brand to generate and maintain ongoing demand for our products; our ability to cost-effectively attract new customers and retain our existing customers; our failure to maintain product quality and product performance at an acceptable cost; the impact of product liability and warranty claims and product recalls; the highly competitive market in which we operate; the impacts of the COVID-19 pandemic on certain aspects of our business; risks associated with our international operations; and problems with, or loss of, our suppliers or an inability to obtain raw materials; and the ability of our stockholders to influence corporate matters. These and other important factors discussed under the caption “Risk Factors” in our Quarterly Report on Form 10-Q for the period ended September 30, 2021, and our other filings with the Securities and Exchange Commission could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any such forward-looking statements represent management’s estimates as of the date of this press release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change, except as may be required under applicable securities laws.

Contacts:

Bruce Williams

Solobrands@icrinc.com

332-242-4303